UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 2

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2016

xG Technology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-187094	20-585-6795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

240 S. Pineapple Avenue, Suite 701, Sarasota, FL	34236
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (941) 953-9035

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Second Amendment”) is being filed to provide revised pro forma financial information required by Item 9.01(b) of Form 8-K (the “Pro Forma Financial Information”) with respect to xG Technology, Inc.’s (the “Company”) acquisition of substantially all of the assets and liabilities that constitute the business of Integrated Microwave Technologies, LLC (“IMT”), which occurred on January 29, 2016, as disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 3, 2016 (the “Original 8-K”). On April 13, 2016, the Company filed Amendment No. 1 to Form 8-K (the “First Amendment” and together with the Original 8-K, the “Amended 8-K”) to provide the required financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K for IMT. On April 14, 2016, the Company filed its Annual Report on Form 10-K for the year ended December 31, 2015, in which it disclosed the Company’s audited financial statements and related financial information for the year ended December 31, 2015 (the “Company Financials”). As such, the Company is now filing the revised Pro Forma Financial Information for IMT which has been updated based on the Company Financials.

Unless otherwise indicated herein or in the Amended 8-K, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K or the First Amendment, or to modify or update those disclosures affected by subsequent events. This Second Amendment should be read in conjunction with the Amended 8-K and the Company’s other filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 9.01    Financial Statements and Exhibits

(a)          Financial Statements

Financial statements of IMT for the year ended December 31, 2015, as required by Item 9.01(a) of Form 8-K are included with this filing as Exhibit 99.2.

(b)          Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K is being included with this filing as Exhibit 99.3.

(d) Exhibits

Exhibit No.	Description
4.1	Form of 5% Senior Secured Convertible Promissory Notes (1)
10.1	Asset Purchase Agreement, dated as of January 29, 2016 (1)
10.2	Initial Payment Note (1)
10.3	Deferred Payment Note (1)
10.4	Securities Purchase Agreement, dated as of January 29, 2016 (1)
10.5	Security Agreement, dated as of January 29, 2016 (1)
99.1	Press Release, dated February 1, 2016 (1)
99.2	Audited financial statements of Integrated Microwave Technologies, LLC. for the year ended December 31, 2015 (2)
99.3	Pro forma financial information

(1)	Filed as an Exhibit on Current Report to Form 8-K with the SEC on February 3, 2016
(2)	Filed as an Exhibit on Current Report to Form 8-K/A with the SEC on April 13, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

xG TECHNOLOGY, INC.

Date: April 21, 2016	By:	/s/ Roger Branton
Name: Roger Branton
Title: Chief Financial Officer